EXHIBIT 1
to SCHEDULE 13D
JOINT ACQUISITION STATEMENT
PURSUANT TO RULE 13D-1(k)(1)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.
Dated: July 6, 2020

GENERAL ATLANTIC SINGAPORE HCM PTE. LTD.

By:	/s/ Ong Yu Huat
	Name:	Ong Yu Huat
	Title:	Director

GENERAL ATLANTIC SINGAPORE FUND PTE. LTD.

By:	/s/ Ong Yu Huat
	Name:	Ong Yu Huat
	Title:	Director

GENERAL ATLANTIC SINGAPORE INTERHOLDCO LTD.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GENERAL ATLANTIC PARTNERS (BERMUDA) IV, L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

Exhibit 1 to Schedule A – Page 1

GENERAL ATLANTIC PARTNERS (BERMUDA) EU, L.P.

By:	General Atlantic GenPar (Bermuda), L.P., its General Partner

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GENERAL ATLANTIC PARTNERS (LUX) SCSP, L.P.

By:	General Atlantic GenPar (Lux) SCSp, L.P., its General Partner

By:	General Atlantic (Lux) S.à r.l., its General Partner

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ Peter Klinker
	Name:	Peter Klinker
	Title:	Manager B

GENERAL ATLANTIC GENPAR (LUX) SCSP, L.P.

By:	General Atlantic (Lux) S.à r.l., its General Partner

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ Peter Klinker
	Name:	Peter Klinker
	Title:	Manager B

Exhibit 1 to Schedule A – Page 2

GENERAL ATLANTIC (LUX) S.À R.L.

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ Peter Klinker
	Name:	Peter Klinker
	Title:	Manager B

GENERAL ATLANTIC GENPAR (BERMUDA), L.P.

By:	GAP (Bermuda) Limited, its General Partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GAP (BERMUDA) LIMITED

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GENERAL ATLANTIC LLC

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GAP COINVESTMENTS III, LLC

By:	General Atlantic LLC, its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

Exhibit 1 to Schedule A – Page 3

GAP COINVESTMENTS IV, LLC

By:	General Atlantic LLC, its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GAP COINVESTMENTS V, LLC

By:	General Atlantic LLC, its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

GAP COINVESTMENTS CDA, L.P.

By:	General Atlantic LLC, its Managing Member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Director

Exhibit 1 to Schedule A – Page 4